UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 26, 2016

CENTENE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31826	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Forsyth Boulevard

St. Louis, Missouri 63105

(Address of Principal Executive Office and zip code)

Registrant’s telephone number, including area code: (314) 725-4477

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 26, 2016, Centene Corporation (the “Company”) announced the offering of $2.27 billion aggregate principal amount of senior notes (the “Notes”) to be to be issued by Centene Escrow Corporation, a wholly owned subsidiary of the Company. A copy of the press release making this announcement is attached hereto as Exhibit 99.1, and incorporated by reference herein. The Notes have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Date: January 26, 2016	By:	/s/ William N. Scheffel
William N. Scheffel
Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Centene Corporation issued January 26, 2016.